UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

First Eagle Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01642	87-6975595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 698-3300

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

Item 8.01 Other Events.

September 30, 2026 Schedule of Investments

The following table sets forth the Fund's Schedule of Investments and Unfunded Commitments as of September 30, 2026:

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
Amentum Holdings, Inc.	(a)	First Lien	Aerospace & Defense	United States	S + 1.75%	0.00%	5.65%	9/29/2031	$1,477	$1,477	$1,477	$-
Bleriot US Bidco Inc.	(b)	First Lien	Aerospace & Defense	United States	S + 2.25%	0.00%	6.32%	10/31/2030	1,990	1,985	1,992	-
Karman Holdings Inc.	(b)	First Lien	Aerospace & Defense	United States	S + 2.25%	0.00%	6.32%	4/1/2032	1,975	1,967	1,976	-
VSE Corp.	(a)	First Lien	Aerospace & Defense	United States	S + 2.00%	0.00%	5.90%	5/5/2033	1,995	1,990	2,006	-
Air Buyer Inc.	(b)	First Lien	Air Freight & Logistics	United States	S + 5.50%	1.00%	9.25%	7/23/2030	5,083	5,038	4,168	-
Air Buyer Inc. (Revolver)	(b)	First Lien	Air Freight & Logistics	United States	S + 5.50%	1.00%	9.26%	7/23/2030	348	344	255	171
Rand Parent LLC	(b)	First Lien	Air Freight & Logistics	United States	S + 3.00%	0.00%	7.07%	3/17/2030	1,496	1,493	1,502	-
Enthusiast Auto Holdings, LLC	(a)	First Lien	Automobile Components	United States	S + 4.50%	1.00%	8.40%	12/19/2027	8,255	8,255	8,255	-
Enthusiast Auto Holdings, LLC (Revolver)	(b)	First Lien	Automobile Components	United States	S + 4.50%	1.00%	0.38%	12/19/2027	-	-	-	1,151
Owl Vans, LLC	(a)	First Lien	Automobile Components	United States	S + 5.25%	1.00%	9.15%	12/31/2030	3,056	3,026	3,011	-
Owl Vans, LLC (Revolver)	(a)	First Lien	Automobile Components	United States	S + 5.25%	1.00%	9.15%	12/31/2030	312	301	294	888
Groundworks Operations, LLC	(a)	First Lien	Building Products	United States	S + 3.50%	2.00%	7.40%	3/14/2031	1,711	1,714	1,714	-
The Mulch & Soil Company, LLC	(a)	First Lien	Building Products	United States	S + 6.50%	1.00%	10.40%	5/1/2028	5,811	5,769	5,811	-
The Mulch & Soil Company, LLC (Revolver)	(a)	First Lien	Building Products	United States	S + 6.50%	1.00%	10.40%	5/1/2028	432	428	432	259
Apella Capital, LLC	(b)	First Lien	Capital Markets	United States	S + 5.50%	1.00%	9.34%	3/1/2029	580	573	580	-
Apella Capital, LLC	(b)	First Lien	Capital Markets	United States	S + 5.50%	1.00%	9.57%	3/1/2029	981	968	981	-
Apella Capital, LLC	(b)	First Lien	Capital Markets	United States	S + 5.50%	1.00%	9.34%	3/1/2029	1,238	1,226	1,238	-

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
Apella Capital, LLC (Delayed Draw)	(b)	First Lien	Capital Markets	United States	S + 5.50%	1.00%	9.25%	3/1/2029	291	289	291	-
Apella Capital, LLC (Delayed Draw)	(b)	First Lien	Capital Markets	United States	S + 5.50%	1.00%	9.33%	3/1/2029	983	978	983	-
Apella Capital, LLC (Delayed Draw)	(b)	First Lien	Capital Markets	United States	S + 5.50%	1.00%	9.32%	3/1/2029	1,477	1,468	1,477	-
Apella Capital, LLC (Delayed Draw)	(b)	First Lien	Capital Markets	United States	S + 5.50%	1.00%	9.27%	3/1/2029	245	242	245	-
Apella Capital, LLC (Revolver)	(b)	First Lien	Capital Markets	United States	S + 5.75%	1.00%	0.50%	3/1/2029	-	(3)	-	349
Highline Aftermarket Acquisition, LLC	(d)	First Lien	Chemicals	United States	S + 3.50%	0.00%	7.23%	2/19/2030	1,965	1,962	1,973	-
360 Partners, LLC	(b)	First Lien	Commercial Services & Supplies	United States	S + 4.75%	1.00%	8.51%	8/7/2031	5,854	5,799	5,766	-
360 Partners, LLC (Delayed Draw)	(b)	First Lien	Commercial Services & Supplies	United States	S + 4.50%	1.00%	1.00%	8/7/2031	-	(16)	(76)	5,090
360 Partners, LLC (Revolver)	(b)	First Lien	Commercial Services & Supplies	United States	S + 4.75%	0.00%	8.51%	8/7/2031	1,481	1,455	1,438	1,393
Asplundh Tree Expert, LLC	(a)	First Lien	Commercial Services & Supplies	United States	S + 1.75%	0.00%	5.65%	5/30/2033	972	972	972	-
BCPE Lightning Buyer Inc	(b)	First Lien	Commercial Services & Supplies	United States	S + 2.75%	0.00%	0.00%	9/12/2033	407	405	408	-
BCPE Lightning Buyer Inc (Delayed Draw)	(b)	First Lien	Commercial Services & Supplies	United States	S + 2.75%	0.00%	0.00%	9/12/2033	-	-	-	93
Catawba Nation Gaming Authority	(b)	First Lien	Commercial Services & Supplies	United States	S + 4.75%	0.00%	8.57%	3/29/2032	2,500	2,491	2,524	-
CI (MG) Group, LLC	(b)	First Lien	Commercial Services & Supplies	United States	S + 5.50%	1.00%	9.57%	3/27/2030	9,652	9,541	9,652	-
CI (MG) Group, LLC (Delayed Draw)	(b)	First Lien	Commercial Services & Supplies	United States	S + 5.50%	1.00%	9.53%	3/27/2030	3,032	3,009	3,032	1,117
CI (MG) Group, LLC (Revolver)	(b)	First Lien	Commercial Services & Supplies	United States	S + 5.50%	1.00%	9.76%	3/27/2030	167	156	167	877
EnergySolutions Holdco Inc	(b)	First Lien	Commercial Services & Supplies	United States	S + 2.75%	0.00%	0.00%	7/22/2033	2,000	1,995	2,005	-
GFL Environmental Services Inc.	(b)	First Lien	Commercial Services & Supplies	United States	S + 2.50%	0.00%	6.33%	3/3/2032	1,990	1,990	1,994	-
LSF12 Crown US Commercial Bidco, LLC	(a)	First Lien	Commercial Services & Supplies	United States	S + 2.50%	0.00%	6.40%	12/2/2031	1,713	1,697	1,718	-
McHale & McHale Landscape Design, LLC	(b)	First Lien	Commercial Services & Supplies	United States	S + 5.25%	1.00%	8.54%	7/16/2031	8,464	8,384	8,464	-
McHale & McHale Landscape Design, LLC (Delayed Draw)	(b)	First Lien	Commercial Services & Supplies	United States	S + 4.75%	1.00%	8.57%	7/16/2031	4,264	4,252	4,264	-
McHale & McHale Landscape Design, LLC (Revolver)	(b)	First Lien	Commercial Services & Supplies	United States	S + 5.25%	1.00%	0.50%	7/16/2031	-	(13)	-	1,429
Prime Security Services Borrower, LLC	(a)	First Lien	Commercial Services & Supplies	United States	S + 2.00%	0.00%	5.92%	10/13/2030	1,989	1,984	1,987	-

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
SR Landscaping, LLC	(a)	First Lien	Commercial Services & Supplies	United States	S + 6.35%	1.00%	10.25%	10/30/2029	5,282	5,235	3,698	-
SR Landscaping, LLC (Delayed Draw)	(a)	First Lien	Commercial Services & Supplies	United States	S + 6.35%	1.00%	10.25%	10/30/2029	841	835	589	-
SR Landscaping, LLC (Delayed Draw)	(b)	First Lien	Commercial Services & Supplies	United States	S + 6.25%	1.00%	10.25%	10/30/2029	1,755	1,750	1,228	-
SR Landscaping, LLC (Revolver)	(a)	First Lien	Commercial Services & Supplies	United States	S + 6.35%	1.00%	10.25%	10/30/2029	890	883	623	-
SuperHero Fire Protection, LLC	(b)	First Lien	Commercial Services & Supplies	United States	S + 5.50%	1.00%	9.57%	12/31/2029	16,188	16,045	16,188	-
SuperHero Fire Protection, LLC (Revolver)	(b)	First Lien	Commercial Services & Supplies	United States	S + 5.65%	1.00%	9.72%	12/31/2029	1,125	1,112	1,125	482
Waste Resource Management, Inc.	(a)	First Lien	Commercial Services & Supplies	United States	S + 5.75%	1.00%	9.65%	12/28/2029	1,405	1,389	1,405	-
Waste Resource Management, Inc.	(a)	First Lien	Commercial Services & Supplies	United States	S + 5.75%	1.00%	9.65%	12/28/2029	5,487	5,436	5,487	-
Waste Resource Management, Inc. (Delayed Draw)	(a)	First Lien	Commercial Services & Supplies	United States	S + 5.75%	1.00%	9.65%	12/28/2029	4,854	4,836	4,854	-
Waste Resource Management, Inc. (Delayed Draw)	(a)	First Lien	Commercial Services & Supplies	United States	S + 5.75%	1.00%	9.65%	12/28/2029	2,036	2,030	2,036	-
Waste Resource Management, Inc. (Revolver)	(a)	First Lien	Commercial Services & Supplies	United States	S + 5.75%	1.00%	9.65%	12/28/2029	455	448	455	372
Air Conditioning Specialist, Inc.	(b)	First Lien	Construction & Engineering	United States	S + 5.50%	1.00%	9.22%	11/19/2029	4,935	4,895	4,935	-
Air Conditioning Specialist, Inc. (Delayed Draw)	(b)	First Lien	Construction & Engineering	United States	S + 5.50%	1.00%	9.26%	11/19/2029	3,606	3,570	3,606	-
Air Conditioning Specialist, Inc. (Revolver)	(b)	First Lien	Construction & Engineering	United States	S + 5.50%	1.00%	9.27%	11/19/2029	452	444	452	395
APi Group DE, Inc.	(a)	First Lien	Construction & Engineering	United States	S + 1.75%	0.00%	5.65%	5/16/2033	1,990	1,990	1,993	-
APS Acquisition Holdings, LLC	(b)	First Lien	Construction & Engineering	United States	S + 5.75%	1.00%	9.82%	7/11/2029	7,939	7,865	7,780	-
APS Acquisition Holdings, LLC (Delayed Draw)	(b)	First Lien	Construction & Engineering	United States	S + 5.75%	1.00%	9.82%	7/11/2029	2,866	2,858	2,809	-
APS Acquisition Holdings, LLC (Revolver)	(b)	First Lien	Construction & Engineering	United States	S + 5.75%	1.00%	9.51%	7/11/2029	522	508	488	1,219
R.L. James, Inc.	(b)	First Lien	Construction & Engineering	United States	S + 5.75%	0.00%	9.59%	12/15/2028	1,529	1,514	1,529	-
R.L. James, Inc.	(a)	First Lien	Construction & Engineering	United States	S + 5.75%	1.00%	9.65%	12/15/2028	2,238	2,216	2,238	-
R.L. James, Inc.	(b)	First Lien	Construction & Engineering	United States	S + 5.75%	1.00%	9.51%	12/15/2028	740	731	740	-
R.L. James, Inc. (Delayed Draw)	(b)	First Lien	Construction & Engineering	United States	S + 5.75%	1.00%	9.51%	12/15/2028	2,119	2,101	2,119	-
R.L. James, Inc. (Revolver)	(b)	First Lien	Construction & Engineering	United States	S + 5.75%	1.00%	9.58%	12/15/2028	396	387	396	685

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
Tri Scapes, LLC	(b)	First Lien	Construction & Engineering	United States	S + 5.25%	1.00%	9.32%	7/12/2030	4,878	4,828	4,829	-
Tri Scapes, LLC (Delayed Draw)	(b)	First Lien	Construction & Engineering	United States	S + 5.25%	1.00%	9.32%	7/12/2030	2,348	2,325	2,324	-
Tri Scapes, LLC (Revolver)	(b)	First Lien	Construction & Engineering	United States	S + 5.25%	1.00%	9.32%	7/12/2030	871	860	859	314
Blazing Star Parent, LLC	(b)	First Lien	Consumer Staples Distribution & Retail	United States	S + 7.00%	1.00%	10.76%	8/28/2030	13,260	13,094	13,260	-
National Convenience Distributors, LLC	(a)	First Lien	Consumer Staples Distribution & Retail	United States	S + 6.75%	1.00%	10.64%	8/9/2028	8,471	8,361	8,471	-
National Convenience Distributors, LLC (Delayed Draw)	(a)	First Lien	Consumer Staples Distribution & Retail	United States	S + 6.75%	0.00%	10.64%	8/9/2028	1,008	995	1,008	-
R-Pac International Corp	(b)	First Lien	Containers & Packaging	United States	S + 5.25%	0.00%	9.09%	12/31/2030	1,921	1,929	1,921	-
LaserAway Intermediate Holdings II, LLC	(b)	First Lien	Diversified Consumer Services	United States	S + 6.01%	0.75%	9.74%	10/14/2027	1,479	1,474	1,479	-
Mammoth Holdings, LLC	(b)	First Lien	Diversified Consumer Services	United States	S + 6.00%	1.00%	10.07%	11/15/2030	5,128	5,057	4,820	-
Mammoth Holdings, LLC (Delayed Draw)	(b)	First Lien	Diversified Consumer Services	United States	S + 6.00%	1.00%	10.07%	11/15/2030	1,289	1,271	1,212	-
Mammoth Holdings, LLC (Revolver)	(b)	First Lien	Diversified Consumer Services	United States	S + 6.00%	1.00%	10.08%	11/15/2029	135	128	96	524
Streetmasters Intermediate, Inc	(a)	First Lien	Diversified Consumer Services	United States	S + 5.50%	1.00%	9.40%	4/1/2030	12,280	12,161	12,218	-
Streetmasters Intermediate, Inc (Revolver)	(a)	First Lien	Diversified Consumer Services	United States	S + 5.50%	1.00%	9.40%	4/1/2030	385	370	377	1,315
Alpha Generation, LLC	(a)	First Lien	Electric Utilities	United States	S + 1.75%	0.00%	5.65%	9/30/2031	2,287	2,291	2,276	-
NRG Energy Inc	(a)	First Lien	Electric Utilities	United States	S + 1.75%	0.00%	5.65%	4/28/2033	1,990	1,990	1,989	-
EiKO Global, LLC (Revolver)	(b)	First Lien	Electrical Equipment	United States	S + 6.50%	0.00%	10.57%	9/3/2030	3,698	3,597	3,698	2,016
Discovery Global Holdings	(a)	First Lien	Entertainment	United States	S + 2.50%	0.00%	6.19%	6/3/2033	1,471	1,468	1,472	-
Liberty Media Corporation	(b)	First Lien	Entertainment	Europe	S + 1.75%	0.00%	0.00%	9/30/2031	2,000	2,000	2,001	-
Allwyn Entertainment Financing US LLC	(b)	First Lien	Financial Services	United States	S + 2.50%	0.00%	6.32%	1/18/2033	1,493	1,469	1,462	-
Pioneer Opco LLC	(a)	First Lien	Financial Services	United States	S + 3.25%	0.00%	7.15%	5/15/2033	2,000	1,990	2,007	-
PRGX Global, Inc	(b)	First Lien	Financial Services	United States	S + 5.50%	1.00%	9.60%	12/20/2030	4,407	4,373	4,307	-
PRGX Global, Inc (Delayed Draw)	(b)	First Lien	Financial Services	United States	S + 5.50%	1.00%	1.00%	12/20/2030	-	(2)	(13)	596
Sagebrush Buyer, LLC	(a)	First Lien	Financial Services	United States	S + 4.75%	1.00%	8.65%	7/1/2030	9,148	9,049	9,148	-

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
Sagebrush Buyer, LLC (Revolver)	(a)	First Lien	Financial Services	United States	S + 4.75%	1.00%	0.50%	7/1/2030	-	(12)	-	1,263
Aspire Bakeries Holdings LLC	(a)	First Lien	Food Products	United States	S + 3.00%	0.00%	6.86%	12/23/2030	1,980	1,974	1,985	-
Pegasus BidCo B.V.	(b)	First Lien	Food Products	Europe	S + 2.50%	0.00%	6.24%	7/12/2032	2,993	2,993	2,999	-
Vitamin Well	(b)	First Lien	Food Products	Europe	S + 3.50%	0.00%	0.00%	7/22/2033	1,500	1,485	1,489	-
First Student Bidco Inc.	(b)	First Lien	Ground Transportation	United States	S + 2.25%	0.00%	6.32%	8/15/2030	1,686	1,684	1,687	-
Gateway Nam Acquisition, LLC	(b)	First Lien	Health Care Equipment & Supplies	United States	S + 5.00%	0.00%	9.02%	9/22/2032	1,934	1,916	1,916	-
Gateway Nam Acquisition, LLC (Delayed Draw)	(b)	First Lien	Health Care Equipment & Supplies	United States	S + 5.00%	0.00%	1.00%	9/22/2032	-	(4)	(4)	1,286
Gateway Nam Acquisition, LLC (Revolver)	(b)	First Lien	Health Care Equipment & Supplies	United States	S + 5.00%	0.00%	9.02%	9/22/2032	98	95	95	182
Prescott's Inc.	(b)	First Lien	Health Care Equipment & Supplies	United States	S + 5.00%	1.00%	9.07%	12/30/2030	4,990	4,947	4,965	-
Prescott's Inc. (Delayed Draw)	(b)	First Lien	Health Care Equipment & Supplies	United States	S + 5.00%	1.00%	9.07%	12/30/2030	1,479	1,469	1,461	2,091
Prescott's Inc. (Revolver)	(b)	First Lien	Health Care Equipment & Supplies	United States	S + 5.00%	1.00%	0.50%	12/30/2030	-	(7)	(4)	896
Advanced Medical Management, LLC	(d)	First Lien	Health Care Providers & Services	United States	S + 6.25%	1.00%	9.98%	6/18/2028	748	738	748	-
BCDI Rodeo Dental Buyer, LLC	(d)	First Lien	Health Care Providers & Services	United States	S + 5.50%	0.00%	9.25%	5/31/2030	2,041	2,019	2,041	-
BCDI Rodeo Dental Buyer, LLC (Revolver)	(b)	First Lien	Health Care Providers & Services	United States	S + 5.65%	1.00%	9.49%	5/31/2030	340	322	340	1,359
CHG Healthcare Services, Inc.	(b)	First Lien	Health Care Providers & Services	United States	S + 3.00%	0.00%	6.82%	9/29/2031	995	993	994	-
Community Based Care Acquisition, Inc. (Delayed Draw)	(b)	First Lien	Health Care Providers & Services	United States	S + 5.35%	1.00%	9.42%	9/16/2027	3,696	3,674	3,696	-
Elevate HD Parent, Inc.	(a)	First Lien	Health Care Providers & Services	United States	S + 5.00%	1.00%	8.90%	8/20/2029	970	960	970	-
Elevate HD Parent, Inc. (Delayed Draw)	(a)	First Lien	Health Care Providers & Services	United States	S + 5.00%	1.00%	8.90%	8/20/2029	23	23	23	-
Elevate HD Parent, Inc. (Delayed Draw)	(a)	First Lien	Health Care Providers & Services	United States	S + 5.00%	1.00%	8.90%	8/20/2029	529	527	529	-
Elevate HD Parent, Inc. (Revolver)	(a)	First Lien	Health Care Providers & Services	United States	S + 5.00%	1.00%	8.90%	8/20/2029	53	51	53	147
Endo1 Partners, LLC	(a)	First Lien	Health Care Providers & Services	United States	S + 7.14% (incl. 0.38% PIK)	2.00%	11.04%	5/23/2030	2,069	2,044	2,064	-
Endo1 Partners, LLC	(a)	First Lien	Health Care Providers & Services	United States	S + 7.14% (incl. 0.38% PIK)	2.00%	11.04%	5/23/2030	7,810	7,678	7,771	-
Endo1 Partners, LLC (Revolver)	(a)	First Lien	Health Care Providers & Services	United States	S + 4.38% (incl. 0.38% PIK)	1.00%	7.90%	5/23/2030	788	773	786	259

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
Houseworks Holdings	(b)	First Lien	Health Care Providers & Services	United States	S + 5.50%	1.00%	9.26%	12/15/2028	1,079	1,068	1,063	-
Houseworks Holdings	(b)	First Lien	Health Care Providers & Services	United States	S + 5.50%	1.00%	9.26%	12/15/2028	2,473	2,463	2,436	-
Houseworks Holdings (Delayed Draw)	(b)	First Lien	Health Care Providers & Services	United States	S + 5.50%	1.00%	9.26%	12/15/2028	314	311	309	-
Houseworks Holdings (Revolver)	(b)	First Lien	Health Care Providers & Services	United States	S + 5.50%	1.00%	9.26%	12/15/2028	122	122	119	80
In Vitro Sciences, LLC	(a)	First Lien	Health Care Providers & Services	United States	S + 6.11%	1.00%	10.02%	2/28/2029	7,555	7,491	7,442	-
In Vitro Sciences, LLC (Delayed Draw)	(a)	First Lien	Health Care Providers & Services	United States	S + 6.11%	1.00%	10.02%	2/28/2029	1,883	1,879	1,855	-
In Vitro Sciences, LLC (Revolver)	(c)	First Lien	Health Care Providers & Services	United States	S + 6.26%	1.00%	10.08%	2/28/2029	227	223	219	341
Medrina, LLC	(d)	First Lien	Health Care Providers & Services	United States	S + 6.00%	1.00%	9.66%	10/20/2029	7,156	7,081	7,156	-
Medrina, LLC (Delayed Draw)	(d)	First Lien	Health Care Providers & Services	United States	S + 6.00%	1.00%	9.84%	10/20/2029	1,265	1,261	1,265	-
Medrina, LLC (Revolver)	(b)	First Lien	Health Care Providers & Services	United States	S + 6.00%	1.00%	0.50%	10/20/2029	-	(11)	-	1,107
Monarch Behavioral Therapy, LLC	(a)	First Lien	Health Care Providers & Services	United States	S + 5.00%	1.00%	8.90%	6/6/2030	8,979	8,885	8,889	-
Monarch Behavioral Therapy, LLC (Delayed Draw)	(a)	First Lien	Health Care Providers & Services	United States	S + 5.00%	1.00%	8.90%	6/6/2030	1,378	1,372	1,361	266
Monarch Behavioral Therapy, LLC (Revolver)	(a)	First Lien	Health Care Providers & Services	United States	S + 5.00%	1.00%	8.90%	6/6/2030	947	937	936	167
Ovation Healthcare LLC	(b)	First Lien	Health Care Providers & Services	United States	S + 5.40%	1.00%	9.22%	5/26/2028	1,606	1,599	1,606	-
Ovation Healthcare LLC (Delayed Draw)	(b)	First Lien	Health Care Providers & Services	United States	S + 5.40%	1.00%	9.22%	5/26/2028	750	747	750	-
Ovation Healthcare LLC (Revolver)	(b)	First Lien	Health Care Providers & Services	United States	S + 5.40%	1.00%	9.67%	5/28/2027	-	(12)	-	1,757
Advantmed Buyer Inc	(b)	First Lien	Health Care Technology	United States	S + 4.50%	1.00%	8.57%	2/14/2031	11,429	11,316	11,315	-
Advantmed Buyer Inc (Delayed Draw)	(b)	First Lien	Health Care Technology	United States	S + 4.50%	1.00%	8.57%	2/14/2031	1,617	1,612	1,601	-
Advantmed Buyer Inc (Revolver)	(b)	First Lien	Health Care Technology	United States	S + 4.50%	1.00%	0.50%	2/14/2031	-	(21)	(22)	2,189
Greenway Health, LLC	(d)	First Lien	Health Care Technology	United States	S + 6.75%	0.00%	10.60%	4/1/2029	9,514	9,356	9,514	-
Hansei Solutions, LLC	(d)	First Lien	Health Care Technology	United States	S + 6.50%	1.00%	10.34%	1/8/2029	5,504	5,454	5,421	-
Hansei Solutions, LLC (Delayed Draw)	(b)	First Lien	Health Care Technology	United States	S + 6.50%	1.00%	10.32%	1/8/2029	2,055	2,047	2,024	-
Hansei Solutions, LLC (Revolver)	(b)	First Lien	Health Care Technology	United States	S + 6.50%	1.00%	10.32%	1/8/2029	518	510	502	518

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
Visante Acquisition, LLC	(b)	First Lien	Health Care Technology	United States	S + 5.50%	1.00%	9.32%	1/31/2030	8,249	8,178	8,249	-
Visante Acquisition, LLC (Revolver)	(b)	First Lien	Health Care Technology	United States	S + 5.75%	1.00%	0.50%	1/31/2030	-	(8)	-	976
Thornton Carpet, LLC	(a)	First Lien	Household Durables	United States	S + 4.75%	1.00%	8.65%	5/15/2031	5,459	5,408	5,432	-
Thornton Carpet, LLC (Revolver)	(b)	First Lien	Household Durables	United States	S + 4.75%	1.00%	0.50%	5/15/2031	-	(24)	(14)	2,764
OEG Borrower, LLC	(b)	First Lien	Insurance	United States	S + 3.50%	0.00%	7.48%	6/30/2031	1,970	1,967	1,985	-
The Mutual Group, LLC	(b)	First Lien	Insurance	United States	S + 5.75%	1.00%	9.82%	1/31/2030	9,497	9,411	9,497	-
The Mutual Group, LLC (Revolver)	(b)	First Lien	Insurance	United States	S + 5.75%	1.00%	0.50%	1/31/2030	-	(6)	-	691
Tricor, LLC	(a)	First Lien	Insurance	United States	S + 5.35%	1.00%	9.25%	8/8/2031	6,146	6,096	6,146	-
Tricor, LLC (Delayed Draw)	(a)	First Lien	Insurance	United States	S + 5.35%	0.00%	9.25%	8/8/2031	5,386	5,356	5,386	2,381
Tricor, LLC (Revolver)	(a)	First Lien	Insurance	United States	S + 5.25%	1.00%	0.50%	8/8/2031	-	(8)	-	996
XPT Partners, LLC	(b)	First Lien	Insurance	United States	S + 5.00%	1.00%	8.88%	9/13/2028	5,038	4,996	5,038	-
XPT Partners, LLC (Delayed Draw)	(b)	First Lien	Insurance	United States	S + 5.25%	1.00%	9.25%	9/13/2028	1,197	1,191	1,197	-
XPT Partners, LLC (Revolver)	(a)	First Lien	Insurance	United States	S + 5.00%	1.00%	8.96%	9/13/2028	198	196	198	73
Case Works, LLC	(b)	First Lien	Interactive Media & Services	United States	S + 5.25%	1.00%	9.32%	10/1/2029	4,951	4,908	4,505	-
Case Works, LLC (Delayed Draw)	(b)	First Lien	Interactive Media & Services	United States	S + 5.25%	1.00%	9.32%	10/1/2029	743	741	676	-
Case Works, LLC (Revolver)	(b)	First Lien	Interactive Media & Services	United States	S + 5.25%	1.00%	9.32%	10/1/2029	456	451	401	148
Argano, LLC	(a)	First Lien	IT Services	United States	S + 5.50%	1.00%	9.40%	9/13/2029	11,430	11,297	11,430	-
Argano, LLC (Delayed Draw)	(a)	First Lien	IT Services	United States	S + 5.50%	1.00%	9.40%	9/13/2029	5,008	4,972	5,008	-
Argano, LLC (Revolver)	(b)	First Lien	IT Services	United States	S + 5.50%	1.00%	0.50%	9/13/2029	-	(4)	-	348
Asurion, LLC	(b)	First Lien	IT Services	United States	S + 4.10%	0.00%	7.92%	8/19/2028	4,160	4,159	4,159	-
Boston Clinical Trials LLC	(b)	First Lien	Life Sciences Tools & Services	United States	S + 4.90%	0.00%	8.97%	12/20/2027	4,311	4,280	4,311	-
BCP VI Summit Holdings LP	(a)	First Lien	Machinery	United States	S + 2.75%	0.00%	6.67%	1/30/2032	1,985	1,977	1,995	-
ABG Intermediate Holdings 2 LLC	(f)	First Lien	Media	United States	S + 2.00%	0.00%	0.00%	9/22/2033	2,000	1,985	1,988	-

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
TKO Worldwide Holdings, LLC	(f)	First Lien	Media	United States	S + 1.75%	0.00%	0.00%	11/21/2031	1,995	1,994	1,994	-
WH Borrower, LLC	(b)	First Lien	Media	United States	S + 4.25%	0.00%	8.20%	2/20/2032	1,980	1,973	1,991	-
Minerals Technologies Inc.	(a)	First Lien	Metals & Mining	United States	S + 2.00%	0.00%	5.90%	11/26/2031	1,965	1,974	1,969	-
Violet Utility Buyer, LLC	(b)	First Lien	Multi-Utilities	United States	S + 5.00%	1.00%	8.82%	7/24/2031	15,002	14,860	14,777	-
Violet Utility Buyer, LLC (Revolver)	(a)	First Lien	Multi-Utilities	United States	S + 5.00%	0.00%	8.89%	7/24/2031	2,043	2,013	1,994	1,252
Delek US Holdings, Inc.	(a)	First Lien	Oil, Gas & Consumable Fuels	United States	S + 3.00%	0.00%	6.90%	5/17/2032	1,995	1,995	2,001	-
Third Coast Infrastructure, LLC	(a)	First Lien	Oil, Gas & Consumable Fuels	United States	S + 3.25%	0.00%	7.15%	9/25/2030	988	987	995	-
Alvogen Pharma US, Inc.	(b)(g)	Second Lien	Pharmaceuticals	United States	S + 10.50% (incl. 8.00% PIK)	0.00%	14.57%	3/1/2029	884	650	491	-
Nephron Pharmaceuticals, LLC	(e)	First Lien	Pharmaceuticals	United States	P + 4.00%	3.25%	9.75%	12/30/2027	1,763	1,755	1,763	-
Nephron Pharmaceuticals, LLC	(e)	First Lien	Pharmaceuticals	United States	P + 9.20%	3.25%	14.95%	12/30/2027	5,997	5,955	5,637	-
Syner-G Intermediate Holdings, LLC	(b)	First Lien	Pharmaceuticals	United States	S + 5.25%	1.00%	9.32%	9/17/2030	10,197	10,116	9,687	-
Syner-G Intermediate Holdings, LLC (Revolver)	(b)	First Lien	Pharmaceuticals	United States	S + 5.25%	1.00%	9.32%	9/17/2030	172	164	115	977
WHF Equity Consideration LLC (11 shares)		Common Stock	Pharmaceuticals	United States					-	-	-	-
Eisner Advisory Group LLC	(a)	First Lien	Professional Services	United States	S + 4.00%	0.50%	7.90%	2/28/2031	1,448	1,457	1,447	-
Harbour Benefit Holdings, Inc.	(b)	First Lien	Professional Services	United States	S + 5.50%	1.00%	9.57%	7/11/2029	9,800	9,707	9,800	-
Harbour Benefit Holdings, Inc. (Revolver)	(a)	First Lien	Professional Services	United States	S + 5.50%	1.00%	5.50%	7/11/2029	628	618	628	572
HFW Companies, LLC	(b)	First Lien	Professional Services	United States	S + 5.00%	1.00%	8.75%	5/1/2031	8,777	8,697	8,645	-
HFW Companies, LLC (Delayed Draw)	(a)	First Lien	Professional Services	United States	S + 5.00%	1.00%	8.90%	5/1/2031	3,912	3,891	3,807	3,109
HFW Companies, LLC (Revolver)	(a)	First Lien	Professional Services	United States	S + 5.00%	1.00%	8.89%	5/1/2031	331	322	316	614
Schola Group Acquisition, Inc.	(b)	First Lien	Professional Services	United States	S + 4.75%	1.00%	8.49%	4/9/2031	5,408	5,360	5,408	-
Schola Group Acquisition, Inc. (Delayed Draw)	(b)	First Lien	Professional Services	United States	S + 4.75%	0.00%	8.64%	4/9/2031	2,660	2,647	2,660	1,894
Schola Group Acquisition, Inc. (Revolver)	(b)	First Lien	Professional Services	United States	S + 4.75%	0.00%	0.50%	4/9/2031	-	(10)	-	1,141
Strategy Corps, LLC	(a)	First Lien	Professional Services	United States	S + 5.50%	1.00%	9.40%	6/28/2030	6,201	6,143	6,108	-

Investments		Asset Type	Industry	Region	Reference Rate and Spread	Interest Rate Floor	Interest Rate	Maturity Date	Principal/ Shares	Amortized Cost	Fair Value	Unfunded Principal
Strategy Corps, LLC (Revolver)	(a)	First Lien	Professional Services	United States	S + 5.50%	1.00%	9.40%	6/28/2030	404	391	379	1,246
CDK Global, Inc.	(b)	First Lien	Software	United States	S + 3.25%	0.00%	7.32%	7/6/2029	990	987	530	-
Irving Parent, Corp.	(b)	First Lien	Software	United States	S + 5.25%	1.00%	9.32%	3/11/2031	16,424	16,224	16,095	-
Irving Parent, Corp. (Revolver)	(b)	First Lien	Software	United States	S + 5.25%	1.00%	9.27%	3/11/2031	715	688	667	1,667
BW Gas & Convenience Holdings, LLC	(a)	First Lien	Specialty Retail	United States	S + 3.61%	0.50%	7.52%	3/31/2028	1,933	1,933	1,943	-
Penney Holdings LLC	(a)	First Lien	Specialty Retail	United States	S + 8.13%	2.50%	12.04%	9/20/2030	5,000	4,895	5,000	-
Xcel Brands, Inc. (5,750 warrants)		Warrants	Specialty Retail	United States	N/A	0.00%	N/A	12/12/2034	6	23	1	-
DXP Enterprises, Inc.	(a)	First Lien	Trading Companies & Distributors	United States	S + 3.25%	0.00%	7.15%	10/11/2030	1,455	1,449	1,466	-
Harrington Process Solutions	(b)	First Lien	Trading Companies & Distributors	United States	S + 4.00%	0.00%	7.91%	7/5/2033	1,357	1,350	1,365	-
Harrington Process Solutions (Delayed Draw)	(b)	First Lien	Trading Companies & Distributors	United States	S + 4.00%	0.00%	1.00%	7/5/2033	-	-	1	143
Verde Purchaser, LLC	(b)	First Lien	Trading Companies & Distributors	United States	S + 4.00%	0.00%	8.07%	11/30/2030	1,957	1,951	1,945	-
White Cap Supply Holdings, LLC	(a)	First Lien	Trading Companies & Distributors	United States	S + 3.25%	0.00%	7.15%	10/19/2029	1,958	1,950	1,950	-

Total Investments											526,497
Cash and cash equivalents											38,491
Credit Facilities											(263,600)
Other Liabilities less Assets											(9,174)
Net Assets											$292,214

(a) One month SOFR paying monthly.

(b) Three-month SOFR paying quarterly.

(c) Three-month SOFR paying monthly.

(d) Six-month SOFR paying quarterly.

(e) Prime paying quarterly.

(f) Position has not settled as of September 30, 2026. SOFR reference rate not established.

(g) Loan on non-accrual as of September 30, 2026.

Direct Lending

As of September 30, 2026, the Direct Lending Portfolio had the following characteristics:

	As of September 30, 2026
Average EBITDA at investment close[1] ($ millions)	$18.0
Average LTV at investment close[2]	38.4%
Average Leverage Ratio at investment close[3]	3.5	x

1 Average adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") at investment closing for the Direct Lending portfolio, weighted based on fair value of each respective investment. This calculation includes all Direct Lending investments for which fair value is determined by the Fund's valuation designee ("Valuation Designee") and excludes quoted assets and asset-based lending ("ABL" investments, as well as companies with negative or de minimis EBITDA. Amounts are derived from portfolio company financial statements at the time of investment closing, have not been independently estimated by the Fund, and may reflect a normalized or adjusted amount. Accordingly, the Fund makes no representation or warranty in respect of this information.

2 Average loan-to-value ("LTV") at investment closing represents the net ratio of loan-to-value for each Direct Lending portfolio company, weighted based on the fair value of each respective investment. This calculation includes all Direct Lending investments for which fair value is determined by the Valuation Designee and excludes quoted assets and ABL investments. LTV is calculated as the total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company at time of investment closing. Amounts are derived from portfolio company financial statements at the time of investment closing, have not been independently estimated by the Fund, and may reflect a normalized or adjusted amount. Accordingly, the Fund makes no representation or warranty in respect of this information.

3 Average leverage ratio at investment closing represents the leverage ratio for each Direct Lending portfolio company, weighted based on the fair value of each respective investment. This calculation includes all Direct Lending investments for which fair value is determined by the Valuation Designee and excludes quoted assets and ABL investments, as well as companies with negative or de minimis EBITDA. Company leverage is calculated as the total debt as defined in the underlying applicable investment credit agreement through each respective loan tranche divided by the adjusted EBITDA as defined in the underlying applicable investment credit agreement of the portfolio company at the time of investment closing. Amounts were derived from portfolio company financial statements at the time of investment closing, have not been independently verified by the Fund, and may reflect a normalized or adjusted amount. Accordingly, the Fund makes no representation or warranty in respect of this information.

The information in Item 8.01 was not audited or reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of the Fund’s financial results. In that regard, there can be no assurance that the Fund’s final results for the fiscal quarter ended September 30, 2026 will not differ materially from this information.

The information in Item 8.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST EAGLE PRIVATE CREDIT FUND

Date:	October 28, 2026	By:	/s/ Jennifer Wilson
		Name: Title:	Jennifer Wilson Chief Financial Officer and Treasurer